3. SIGNIFICANT ACCOUNTING POLICIES: Equipment (Policies)	12 Months Ended
Sep. 30, 2018
Policies
Equipment

Equipment

Equipment is carried at cost, less accumulated depreciation and accumulated impairment losses.  Depreciation is calculated using the declining balance method at rates ranging from 10% to 55% per year.

The cost of an item of equipment consists of the purchase price, plus any costs directly attributable to bringing the asset to the location and condition necessary for its intended use and an initial estimate of the costs of dismantling and removing the item and restoring the site on which it is located.

An item of equipment is derecognized upon disposal or when no future economic benefits are expected to arise from the continued use of the asset.  Any gain or loss arising on disposal of the asset, determined as the difference between the net disposal proceeds and the carrying amount of the asset, is recognized in profit or loss in the consolidated statement of comprehensive loss.

Where an item of equipment comprises major components with different useful lives, the components are accounted for as separate items of equipment.  Expenditures incurred to replace a component of an item of equipment that is accounted for separately, including major inspection and overhaul expenditures, are capitalized.